Exhibit 10.1

Execution Version

AMENDMENT LETTER

To:	Global Loan Agency Services Limited as Agent under the RCF Agreement (as defined below) (the “Agent”)

From:	Soho House Bond Limited (the “Company”) and the other Obligors under the RCF Agreement

21 February 2025

Dear all,

Revolving facility agreement originally dated 5 December 2019 and made between, amongst others, Soho House & Co Limited as Parent, Soho House Bond Limited as the Company, HSBC UK Bank PLC as Arranger, Global Loan Agency Services Limited as Agent and GLAS Trust Corporation Limited as Collateral Agent (as amended and/or amended and restated from time to time, the “RCF Agreement”)

Reference is made to the RCF Agreement. Terms defined in the RCF Agreement shall have the same meaning when used in this letter.

1.	RCF AGREEMENT AMENDMENT AND CONSENT

(a)

We request, and the Agent (acting on the instructions of all the Lenders) agrees, with effect from the time at which the Agent countersigns this letter (acting on the instructions of all the Lenders) (the “Effective Time”), to amend the definition of “Termination Date” in Clause 1.1 (Definitions) of the RCF Agreement as follows (the “Amendment”):

“Termination Date” means:

(a) in relation to the Original Revolving Facility and the 2020 Additional Facility, 31 December 2026; and

(b) in relation to any Additional Facility (excluding, for this purpose, the 2020 Additional Facility), the date specified in the applicable Additional Facility Notice.

(b)

In consideration for the Lenders agreeing to the Amendment, we agree to pay to the Agent for the account of the Lenders in equal parts between them a consent fee of GBP £112,500 (the “Consent Fee”). The Consent Fee shall be due and payable on the date that the Effective Time occurs.

2.	REPRESENTATIONS AND WARRANTIES

Each Obligor, by its signature hereto, hereby makes the Repeating Representations on the Effective Time by reference to the facts and circumstances then existing on such date.

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3.	SECURITY AND GUARANTEE CONFIRMATION

(a)	Each Obligor confirms that, with effect from the Effective Time, the guarantees and indemnities set out in Clause 21 (Guarantee and Indemnity) of the RCF Agreement shall:

(i)

continue to apply in full force and effect in respect of its obligations under the Finance Documents (as amended, restated and/or supplemented by this letter and notwithstanding any amended, additional or more onerous obligations); and

(ii)

extend to all of its new obligations under the Finance Documents arising from the Amendment, subject only to the limitations set out in Clauses 21.11 (Other Limitations) to 21.15 (Guarantee Limitation - Germany) of the RCF Agreement (the “Guarantee Limitations”) and notwithstanding any amended, additional or more onerous obligations.

(b)	Each Obligor confirms that, from the Effective Time, subject to the Guarantee Limitations:

(i)

its liabilities and obligations arising under the RCF Agreement and the other Finance Documents as amended, restated and/or supplemented by this letter already are included in the “Secured Obligations” as defined in the Intercreditor Agreement;

(ii)

any Security created by it under the Transaction Security Documents continues to secure and extends to its liabilities and obligations under the Finance Documents (including the RCF Agreement as amended, restated and/or supplemented by this letter and notwithstanding any amended, additional or more onerous obligations); and

(iii)

the Security created under each Transaction Security Document to which it is a party continues in full force and effect under the terms of the relevant Transaction Security Document and notwithstanding any amended, additional or more onerous obligations.

(c)	Each of the parties to this letter confirms that the Amendment pursuant to this letter shall not constitute a novation of the RCF Agreement.

4.	RESERVATION OF RIGHTS

The Amendment contemplated in this letter is given strictly on the basis of the terms of this letter and without prejudice to the rights of the Finance Parties. Save as expressly set out in this letter, nothing in this letter shall constitute, be construed or be deemed to constitute a waiver or compromise of any other term or condition of the Finance Documents or any of the Finance Parties’ rights in relation to them which, for the avoidance of doubt, shall continue to apply in full force and effect.

5.	COSTS AND EXPENSES

Any costs and expenses incurred by the Finance Parties in connection with this letter and the Amendment shall be paid in accordance with clause 20 (Costs and Expenses) of the RCF Agreement.

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6.	MISCELLANEOUS

(a)	This letter is designated as a Finance Document under the RCF Agreement. With effect from the Effective Time, this letter and the RCF Agreement shall be read and construed as one document.

(b)

If, at any time, any provision of this letter is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

(c)

This letter may be executed in any number of counterparts and all those counterparts taken together shall be deemed to constitute one and the same letter. Delivery of a counterpart of this letter by e-mail attachment or telecopy shall be an effective mode of delivery.

7.	GOVERNING LAW

This letter and any non-contractual obligations arising out of or in relation to it shall be governed by and construed in accordance with English law, and the Company and each other Obligor submits to the jurisdiction of the English courts on the terms set out in Clause 45 (Enforcement) of the RCF Agreement.

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COMPANY

/s/ Andrew Carnie

SOHO HOUSE BOND LIMITED

[Signature page to RCF Amendment Letter]

OBLIGORS

/s/ Andrew Carnie

SOHO HOUSE & CO LIMITED

/s/ Andrew Carnie

SOHO HOUSE BOND LIMITED

/s/ Andrew Carnie

BN MIDCO LIMITED

/s/ Andrew Carnie

BN ACQUIRECO LIMITED

/s/ Andrew Carnie

ABERTARFF LIMITED

/s/ Andrew Carnie

SHG ACQUISITION (UK) LIMITED

/s/ Andrew Carnie

SOHO HOUSE LIMITED

[Signature page to RCF Amendment Letter]

/s/ Andrew Carnie

SOHO HOUSE UK LIMITED

/s/ Andrew Carnie

COWSHED PRODUCTS LIMITED

/s/ Andrew Carnie

SOHO HOUSE PROPERTIES LIMITED

/s/ Andrew Carnie

SOHO HOME LIMITED

/s/ Andrew Carnie

SOHO HOUSE U.S. CORP.

/s/ Andrew Carnie

US ACQUIRECO, INC.

/s/ Andrew Carnie

SOHO HOUSE NEW YORK LLC

[Signature page to RCF Amendment Letter]

/s/ Andrew Carnie

SOHO HOUSE WEST HOLLYWOOD LLC

/s/ Andrew Carnie

SOHO HOUSE, LLC

/s/ Andrew Carnie

SOHO HOUSE CHICAGO LLC

/s/ Andrew Carnie

LITTLE BEACH HOUSE MALIBU, LLC

/s/ Andrew Carnie

SOHO-DUMBO, LLC

/s/ Andrew Carnie

SOHO-LUDLOW TENANT, LLC

/s/ Andrew Carnie

SOHO-CECCONI’S (WATER STREET), LLC

[Signature page to RCF Amendment Letter]

/s/ Andrew Carnie

SOHO HOUSE CWH, LLC

/s/ Andrew Carnie

SOHO HOUSE AUSTIN, LLC

/s/ Andrew Carnie

SOHO HOUSE BERLIN GMBH

[Signature page to RCF Amendment Letter]

Accepted and agreed by

/s/ Maria Salousti

GLOBAL LOAN AGENCY SERVICES LIMITED

as Agent under the RCF Agreement (acting on behalf of all the Lenders under the RCF Agreement)

[Signature page to RCF Amendment Letter]